UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

Fidelity Private Credit Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56854	41-3806186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Second Amendment to Senior Secured Revolving Credit Agreement

On August 25, 2026, Fidelity Private Credit Company LLC, a Delaware limited liability company (the “Fund”), as borrower, entered into that certain Second Amendment to Senior Secured Revolving Credit Agreement (the “Second Amendment”) with the lenders and issuing banks party thereto, the subsidiary guarantors party thereto solely with respect to Section 5.10 therein, and Truist Bank, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), amending that certain Senior Secured Revolving Credit Agreement, dated as of June 16, 2025 (as amended from time to time prior to the date hereof, including by the Second Amendment, the “Credit Agreement”), among the Fund, as borrower, the lenders and issuing banks from time to time party thereto, the Administrative Agent, the Collateral Agent and ING Capital LLC, as valuation agent. Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

The Second Amendment provides for, among other things, (i) the increase of the aggregate Commitments of the Lenders from $430,000,000 to $600,000,000, (ii) the extension of the Maturity Date from June 14, 2030 to August 25, 2031, (iii) the extension of the Commitment Termination Date from June 15, 2029 to August 23, 2030, (iv) the increase of the accordion provision to permit increases to a total facility amount up to $900,000,000 and (v) the elimination of the credit spread adjustments applicable to any Loans denominated in Dollars or any Agreed Foreign Currency.

The description above is only a summary of the material provisions of the Second Amendment and is subject to, and qualified in its entirety by, reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation

The information included under Item 1.01 above regarding the Second Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1

Second Amendment to Senior Secured Revolving Credit Agreement, by and among Fidelity Private Credit Company LLC, Truist Bank, as administrative agent and as collateral agent, the lenders and issuing banks party thereto, and the subsidiary guarantors party thereto, dated as of August 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Company LLC

Date: August 27, 2026	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer

1.9923388.101

FDLC-8-K-0826